                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
   (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or 240.14a-12

                               SIONIX CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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
                               SIONIX CORPORATION

                  Notice of 2000 Annual Meeting of Shareholders

                                  March 2, 2000

To The Shareholders:

NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Sionix Corporation, a Utah corporation (the "Company"), will be held on March 2, 2000, at 10:00 a.m., Pacific Time, at the Irvine Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, CA 92614, in Salon "D" (Telephone 949 975-1234) for the following purposes.

     1. To elect directors to serve for the ensuing year and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on February 7, 2000 are entitled to notice of and to vote at the meeting.

Attendance at the Annual Meeting will be limited to shareholders and guests of the Company. Shareholders may be required to furnish proof of ownership of the Company's Common Stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership of the Company's Stock. Directions to the meeting accompany the Proxy Statement.

To ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Shareholders attending the meeting may vote in person even if they have returned a proxy.

                                        By Order of the Board of Directors
                                        Joan C. Horowitz, Secretary

Irvine, California
February 8, 2000

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience. No postage is required if mailed in the United States.

                 PLEASE MAIL YOUR PROXY AS PROMPTLY AS POSSIBLE

                               SIONIX CORPORATION
             9272 Jeronimo Road Suite 108, Irvine, California 92618

                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF SHAREHOLDERS

                                  MARCH 2, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed Proxy is solicited on behalf of the Board of Directors of Sionix Corporation (the "Company"), for use at the 2000 Annual Meeting of Shareholders to be held on March 2, 2000, at 10:00 a.m., Pacific Time, or any adjournment thereof (the "Annual Meeting"). The purposes of the Annual Meeting are set forth below and in the accompanying Notice of 2000 Annual Meeting of Shareholders. The Annual Meeting will be held the 2nd of March 2000, at 10:00 a.m., Pacific Standard Time, at the Irvine Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, CA 92614, in Salon "D."

RECORD DATE

Shareholders of record at the close of business on February 7, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

SOLICITATION

The cost of solicitation will be borne by the Company. The Company's directors and officers may solicit proxies personally or by telephone, facsimile or telegram but will receive no additional compensation for doing so.


                               VOTING SECURITIES

OUTSTANDING SHARES

The Company has only one class of stock outstanding, the Company's Common Stock, $.001 par value per share (the "Common Stock"). At the Record Date, 41,367,458 shares of the Company's Common Stock were issued and outstanding.

VOTING RIGHTS

Under the Utah Revised Business Corporation Act and the Company's Certificate of Incorporation and Bylaws, each shareholder is entitled to one vote for each share of Common Stock held at the Record Date for all matters, including the election of directors. Pursuant to Section 16-10a-728 of the Utah Revised Business Corporation Act, there is no cumulative voting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual with respect to such matter.

VOTING PROXIES

The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no instructions are given, the shares will be voted FOR each of the nominees named herein as directors, or their respective substitutes as may be appointed by the Board of Directors.


                            BUSINESS TO BE TRANSACTED

ELECTION OF DIRECTORS

NOMINEES

The Company's Bylaws provide for not less than three nor more than eleven directors. There are presently three directors, and it is contemplated that a Board of three directors will be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's nominees named below, all of whom are currently directors of the Company. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each director is until the Company's next annual meeting of shareholders and until such person's successor has been elected and qualified The names of the three nominees and certain information about them set forth below:

NAME OF NOMINEE               AGE        PRINCIPAL OCCUPATION                               DIRECTOR SINCE
---------------               ---        --------------------                               --------------
James J. Houtz                 60        President and Chief Operating Officer                   1998

Joan C. Horowitz               57        Secretary and Treasurer, Office Manager                 1998

Robert E. McCray               63        Chief Financial Officer                                 1998


BRIEF DESCRIPTION OF NOMINEES

Mr. Houtz has been President and Chief Operating Officer of the Company since March 1998. For more than five years prior to that time he was a self-employed consultant in the areas of engineering and new product development.

Mr. McCray has been Chief Financial Officer of the Company since July 1998. Prior to that time he was employed by San Clemente Hospital and Medical Center, as Supervisor-Accounts Payable and Supervisor-Data Processing

Ms. Horowitz has been Secretary/Treasurer and Office Manager of the Company since April 1998. Prior to that time she was employed by Coldwell Banker in office management.

COMPENSATION OF DIRECTORS

The directors receive no compensation for acting as directors.

SECTION 16(a) COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act"), requires the company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent shareholders are required to furnish the Company with copies of all such forms filed by them.

To the Company's knowledge, based solely on the Company's review of such reports or representations from certain reporting persons that no Section 16(a) forms were required to be filed by those persons, the Company believes that during the year ended September 30, 1999 all filing requirements applicable to its officers, directors, and other persons subject to Section 16 of the Exchange Act were complied with.

COMPENSATION OF  OFFICERS

The aggregate annual remuneration, during the fiscal year ending September 30, 1999, of the three highest paid persons who are officers or directors was as follows:

                         Aggregate        Capacities in which
Name                    remuneration   remuneration  was received
----                    ------------   --------------------------
James J. Houtz            $107,667     President and Chief Operating Officer

Robert  E. McCray         $ 52,000     Chief Financial Officer

Joan C. Horowitz          $ 23,390     Secretary


STRUCTURE AND FUNCTION OF THE BOARD OF DIRECTORS

     During the last fiscal year, the Company's Board of Directors held seven regular and special meetings. All directors attended at least 75% of the meetings The Board has no Audit Committee, Nominating Committee or Compensation Committee. The Board of Directors, meeting as a whole, consults with the Company's independent auditors concerning their engagement and audit plan, and thereafter concerning the auditor's report and management letter and with the assistance of the independent auditors, also monitors the adequacy of the Company's internal accounting controls. With respect to compensation, the Board of Directors, acting as a whole, determines the compensation of corporate officers, and will determine the persons entitled to participate in stock option, bonus and other similar plans. The Board of Directors also meets as a whole to nominate the individuals to be proposed by the Board of Directors for election as directors of the Company.

     There is no family relationship between any nominee and any other nominee or executive officer of the Company.


                                  OTHER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following table sets forth ownership information as of September 30, 1999 with respect to all officers and directors, and each shareholder who beneficially owns more than 5% of the outstanding shares:

Name and Address                         No. of Shares        Percentage
----------------                         -------------        ----------
S. Donna Friedman Trust                    5,968,000             16.7%
   4120 Porte De Merano #80
   San Diego, CA. 92122

James J. Houtz                             6,065,667(1)          16.9%

Robert E. McCray                              44,713               .1%

Joan C. Horowitz                              25,000              .07%

All Directors and Officers
as a Group (3 Persons)                     6,135,380(1)          17.1%

----------------------
(1) Includes 5,711,500 shares issuable upon exercise of currently exercisable options.

INDEPENDENT ACCOUNTANTS

Jones, Jensen & Co. served as the Company's independent certified public accountants for the fiscal year ending September 30, 1999. The Company has not yet selected an independent certified public accountant for the current fiscal year. It is not anticipated that a representative of Jones, Jensen & Co. will be present at the Annual Meeting.

SHAREHOLDER PROPOSALS

In order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the Company's next annual meeting of shareholders, proposals by the Company's shareholders intended to be presented at such annual meeting must be received by the Company no later than October 10, 2000.

ANNUAL REPORT ON FORM 10-KSB

The Company's Annual Report on Form 10-KSB, which includes audited financial statements for the Company's fiscal year ended September 30, 1999, is being mailed to shareholders with this proxy statement.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of Proxy will vote, in their discretion, the shares they represent.

Dated: February 8, 2000

                                      PROXY

                               SIONIX CORPORATION

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 MARCH 2, 2000

     The undersigned, a stockholder of SIONIX CORPORATION (the "Company"), does hereby appoint JAMES HOUTZ and ROBERT McCRAY, as the attorneys and proxies of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., Pacific Time, at the Irvine Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, California 92614,on March 2, 2000 and any adjournment or adjournments thereof (the "Annual Meeting"), to represent the undersigned at the Annual Meeting, and there to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were personally present at the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxies to vote as specified below.

     The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

     The shares represented by this Proxy shall be voted in the following manner:

FOR ELECTION AS DIRECTORS          FOR        AGAINST         WITHHOLD
-------------------------          ---        -------         --------
JAMES J. HOUTZ                     [ ]          [ ]              [ ]

ROBERT E. MC CRAY                  [ ]          [ ]              [ ]

JOAN C. HOROWITZ                   [ ]          [ ]              [ ]

     The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

     NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

     PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

     Number of Shares Owned: _________________________________


Dated: ____________________                 ____________________________________
                                            Signature

                                            ____________________________________
                                            Name (typed or printed)

                                            ____________________________________
                                            Address

Dated: ____________________                 ____________________________________
                                            Signature

                                            ____________________________________
                                            Name (typed or printed)

                                            ____________________________________
                                            Address